Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-7969 - State of Iowa Retirement Investors Club 403(b)

Supplement dated August 20, 2026 to Prospectus dated May 1, 2026

Effective immediately, the following fund is added to the table of funds in the “Appendix A – General Account Options and Underlying Funds” section of the above-referenced product Prospectus (all other information in the table of funds remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund High Yield Bond	Eaton Vance Income Fund of Boston - Class A	0.96%	8.18%	4.64%	5.62%
	Adviser: Boston Management and Research
	Subadviser: Eaton Vance Advisers International Ltd.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-15